UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	April 11, 2017

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(d)    ELECTION OF DIRECTORS

On April 11, 2017, the Board of Directors of The Procter & Gamble Company (the "Company") appointed Amy L. Chang, founder and Chief Executive Officer of Accompany, Inc., as a Director of the Company, effective June 1, 2017. Ms. Chang will serve on the Audit and Innovation & Technology Committees.

The Company is filing this 8-K pursuant to Item 5.02(d), "Election of Directors."

ITEM 7.01    REGULATION FD DISCLOSURE

The Company issued a news release on April 12, 2017, announcing the appointment of Ms. Chang.  A copy of this news release is furnished as Exhibit 99.1.
The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Director Announcement News Release by The Procter & Gamble Company dated April 12, 2017.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE PROCTER & GAMBLE COMPANY

                                                        BY:  /s/ Sandra T. Lane
                                                              Sandra T. Lane
                                                              Assistant Secretary
                                                              April 12, 2017

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	Director Announcement News Release by The Procter & Gamble Company dated April 12, 2017.